UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                April 29, 2003

                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          Commission File Number 0-24484



                                 MPS Group, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             Florida                                     59-3116655
  ---------------------------------                -----------------------
      (State or other jurisdiction                    (I.R.S. Employer
  of incorporation or organization)                 Identification No.)


                1 Independent Drive, Jacksonville, Florida 32202
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                    (Address of principal executive offices)
                                   (Zip Code)


                                 (904) 360-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.    Other Events
           ------------

On April 28, 2003, MPS Group, Inc. released a press release announcing the addition of Dr. Arthur Laffer and Richard Heckmann to its Board of Directors. A copy of the press release is attached as exhibit 99.1 herein.



Item 7.    Financial Statements, Pro Forma Information and Exhibits
           --------------------------------------------------------

           (c)        Exhibits.

           Exhibit 99.1   Registrant's press release dated April 28, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               MPS Group, Inc.

Date:  April 29, 2003



                                               /s/ Robert P. Crouch
                                               ---------------------------------
                                               Robert P. Crouch
                                               Senior Vice President, Treasurer
                                               and Chief Financial Officer